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                                                                   Exhibit 10.55

                           TRAFFIC CARRIAGE AGREEMENT
________________________________________________________________________________

          This TRAFFIC CARRIAGE AGREEMENT ("Agreement") is hereby made and entered into, as of this 16th day of October, 2000 (the Effective Date), by and between IPVoice.com, Inc. ("Company" or "IPVC"), a corporation organized in the United States ("U.S.") under the laws of the State of Arizona with its principal offices located at 7585 East Redfield Road, Suite 202, Scottsdale, AZ 85260, and Telic Communications, Inc., ("Customer"), a Delaware Corporation with its principal offices located at 226 East 54th Street, NY, NY 10022. Company and Customer are also referred to herein each as a "Party" and collectively as the "Parties."

                                   RECITALS:

          WHEREAS, Company provides intercity transport of telecommunications traffic with or without local origination and/or termination on a carrier-to-carrier basis; and

          WHEREAS, Customer provides end-to-end voice and/or data services to subscribing individuals and/or entities; and

          WHEREAS, Customer desires, pursuant to the terms and conditions set forth herein, to purchase from Company traffic carriage services and Company is willing, pursuant to the terms and conditions set forth herein, to provide the requested services to Customer.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, undertakings, representations and warranties set forth herein, and subject to the terms and conditions hereof, the Parties hereby agree as follows:

1. TRAFFIC CARRIAGE SERVICES

     1.1 Customer hereby orders from Company, and Company hereby agrees to provide to Customer, at the rates and connectivity in accordance with the terms and conditions set forth in this Agreement, the Traffic Carriage Services (the Services) identified on attached Schedules and/or incorporated by reference herein, which shall include one or more of the following connectivity, equipment and/or IPVC Gateway requirements:

          (1) Type 1
              Transport            (i) Receipt of traffic delivered by Customer
                                       ("Customer Traffic") over Customer-
                                       provided transmission facilities
                                       ("Interconnection Facilities")
                                       interconnected with:

                                   (a) IPVC switching facility operated and
                                       maintained by Company ("Switching
                                       Facility").

                                   (b) Customer purchase of IPVC Gateway located
                                       at the customers origination and/or
                                       termination site (ii) conversion, as
                                       necessary, by Company of the Customer
                                       Traffic from circuit-switched to
                                       packetized; (iii) delivery of the
                                       Customer Traffic by Company to a
                                       designated Switching Facility, (iv)

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             [*Portions of the document have been omitted and filed separately with the Commission under a request for confidential treatment.]

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                           TRAFFIC CARRIAGE AGREEMENT
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                                    conversion, as necessary, by Company of the
                                    Customer Traffic from packetized to circuit-switched; and (v) delivery of the Customer Traffic by Company to Interconnection Facilities interconnected with the terminating Switching Facility. Intercity transport without origination or termination shall be referred to herein as Type I Interconnection Service.

         (2) Type 2
             Transport
             (With
             Origination only): (i) Receipt of Customer Traffic delivered by
                                Customer from the public switched telephone network ("PSTN") over non-feature group facilities at a local switching node operated and maintained by Company ("Switching Node");
                                (ii) conversion, as necessary, by Company of the Customer Traffic from circuit-switched to packetized; (iii) delivery of the Customer Traffic by Company over Company's Network to a designated Switching Facility, (iv) conversion, as necessary, of the Customer Traffic by Company from packetized to circuit-switched; and (v) delivery of the Customer Traffic by Company to Interconnection Facilities interconnected with the terminating Switching Facility and/or IPVC customer purchased Gateway. Transport with local origination only shall be referred to herein as Type II Interconnection Service.

          (3) Type III
              Transport
              (With
              Termination
              only): (i) Receipt of Customer Traffic delivered by Customer over Interconnection Facilities interconnected with a Switching Facility; (ii) conversion, as necessary, by Company of the Customer Traffic from circuit- switched to packetized; (iii) delivery of the Customer Traffic by Company over the Network to a designated Switching Node, (iv) conversion, as necessary, of the Customer Traffic by Company from packetized to circuit-switched; and (v) delivery of the Customer Traffic by Company over non-feature group facilities to the PSTN for termination at the called party location. Transport with local termination only shall be referred to herein as Type III Interconnection Service.

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                           TRAFFIC CARRIAGE AGREEMENT
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          (4)  Type IV
               Transport           (i) Receipt of Customer Traffic delivered by
               (With               Customer from the PSTN over non-feature group
               Origination and     facilities at a pre-designated company or
               Terminating)        customer Switching Node; (ii) conversion,
                                   and/or purchase of IPVC gateway as necessary, by Company of the Customer Traffic from circuit-switched to packetized;
                                   (iii) delivery of the Customer Traffic by Company over the Network to a designated company and/or customer Switching Node,
                                   (iv) conversion, and/or purchase of IPVC gateway as necessary, of the Customer
                                   Traffic by Company from packetized to
                                   circuit-switched; and (v) delivery of the Customer Traffic by Company over non-feature group facilities to the PSTN for termination at the called party location. Transport with both origination and termination shall be referred to herein as Type IV Intercon-nection Service.

     1.2 Set forth on Schedule B (Domestic) or Schedule C (International), attached hereto and incorporated by reference herein, is a list of the Switching Facilities by geographic location and a list of the Switching Nodes with the geographic areas associated therewith in which local origination and/or local termination services are available (the "Service Areas").

     1.3 Company reserves the right, in its sole discretion, to add and delete Switching Facilities and Switching Nodes from Schedules B and C, hereto; provided, however, that Company shall exercise reasonable, good faith efforts to provide Customer with ninety (90) days' written notice in the event it deletes a Switching Facility or a Switching Node from the Schedules B and C lists. Company reserves the right to block or otherwise decline to accept Customer Traffic originating in or destined for any geographic location other than a Service Area identified on Schedules B and C.

     1.4 Customer shall gain no right, title or interest in the Switching Facilities, the Switching Nodes or the Network, and Company shall gain no right, title or interest in the Interconnection Facilities or software, by virtue of their performance of their respective obligations under this Agreement.

     1.5 Company may provide the Services to other entities utilizing the Switching Facilities, the Switching Nodes or the Network, and Customer acknowledges and agrees that nothing in this Agreement shall be deemed to prohibit or otherwise limit Company from providing the Services to other entities utilizing the Switching Facilities, the Switching Nodes or the Network.

     1.6 The Services ordered hereunder are subject to credit approval. On the Effective Date, Customer shall complete and submit to Company the credit application attached hereto as Appendix A.

2.   NETWORK INTERCONNECTION
     -----------------------

     2.1 Customer is responsible for all costs associated with the physical connection of Interconnection Facilities to the IPVC Switching Facilities and agrees to cooperate with IPVC in the

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                           TRAFFIC CARRIAGE AGREEMENT

installation, operation, repair and maintenance of the Interconnection Facilities (Type I Service, Type II Service, Type III Service and Type IV Service).

     2.2 Circuit capacity, signaling interfaces and format, and other interconnection specifications for the Interconnection Facilities shall be as reasonably designated by Company, based on good faith consultation with Customer, reflective of Company's reasonable judgment regarding the most efficient and cost effective manner of transporting the Customer Traffic. Company shall provide Customer with such quantities of ports in the Switching Facilities as Customer shall reasonably request up to the maximum number of ports listed on Schedule A, hereto. Company may from time to time, but is not obligated to, unilaterally increase the maximum number of ports available to Customer.

     2.3 Except as expressly provided otherwise herein, Company shall be solely responsible for, and shall bear the entire cost of, interconnecting the Network and the Switching Nodes with the PSTN within the Service Areas so as to provide, as appropriate, origination and/or termination of Customer Traffic in conjunction with Type II Service, Type III Service and Type IV Service.

3.   NETWORK OPERATION

     3.1 Customer shall be solely responsible for, and shall bear the entire cost of, operating, maintaining and repairing the Interconnection Facilities and shall do so in a manner consistent with industry standards.

     3.2 Company shall be solely responsible for, and shall bear the entire cost of, operating, maintaining and repairing the Switching Facilities, the Switching Nodes and the Transport Network, and shall do so in a manner consistent with industry standards. To the extent technologically and economically feasible, reasonable and appropriate, Company may from time to time, but shall not be obligated to, modify the configuration and capabilities of, and make such other hardware and software modifications and upgrades to, the Switching Facilities and/or the Switching Nodes as shall be reasonably required to accommodate the Interconnection Facilities and the Customer Traffic. Company shall notify Customer as far in advance as practicable, and consult with Customer in good faith, before relocating or modifying the Switching Facilities or the Switching Nodes.

     3.3 Company shall exercise its reasonable best efforts to ensure the continuous operation of the Switching Facilities, the Switching Nodes and the Network. In the event that Company fails to maintain a reasonable blocking standard, or one or more of the Switching Facilities, one or more of the Switching Nodes and/or the Network, or a substantial part thereof, is out of service for a continuous period of twenty-four (24) hours or more, or for seventy-two (72) hours within any thirty (30) day period, it shall take such actions as are necessary and appropriate to remedy these deficiencies, subject to reasonable economic and technical constraints. In the event Company fails to timely act in response to a Customer request, Customer may terminate this Agreement pursuant to Section 10, hereof.

     3.4 Company shall provide network monitoring and technical support for the Services on a twenty-four (24) hour/seven (7) day a week basis.

     3.5 In response to a trouble report received from Customer, Company shall provide a status report to Customer. For non-critical troubles, Company shall escalate in four (4) hour intervals the involvement of Company personnel through intervening supervisory personnel to the Vice President and


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                           TRAFFIC CARRIAGE AGREEMENT
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General Manager until the troubles have been resolved. For critical troubles,
Company shall promptly involve Customers account representative and escalate the involvement of Company personnel in one (1) hour intervals. Critical troubles shall include outages involving a Switching Facility or more than twenty-five percent (25%) of the Network. Company shall use the same escalation procedures in the event that it detects an outage through its network monitoring and shall promptly notify Customer of any critical troubles.


4.   TERM

     4.1 This Agreement shall be effective as of the Effective Date and shall continue in full force and effect for [***] unless earlier terminated pursuant to Section 10, hereof. This Agreement shall be automatically renewed for [***] unless a Party notifies the other Party in writing of its intent not to renew the Agreement [***] prior to termination of the initial term or the then current renewal term of the Agreement. The initial and all renewal terms shall be referred to collectively herein as the Term.

     4.2 Customer acknowledges that this Agreement and the performance of Company hereunder are contingent upon Company's ability to obtain, retain and maintain use of the Switching Facilities, the Switching Nodes and the Network at rates and on terms and conditions acceptable to Company; and may be subject to orders, regulations, rules and policies of the Federal Communications Commission
(FCC) and pertinent state regulatory commissions (State Commissions). In the event that Company is unable to obtain, retain or maintain use of the Switching Facilities, the Switching Nodes and the Network at rates and on terms and conditions reasonably acceptable to Company or performance under this Agreement by Company is held by the FCC, one or more State Commissions, or a court of competent jurisdiction to violate any order, regulation, rule or policy of the FCC or a State Commission, Company may terminate this Agreement, pursuant to
Section 10, hereof, without further liability to Customer. Company may also terminate this Agreement at any time without liability to Customer in the event that the Company's provision of any of the Services is deemed to be a common carrier service or that the Company's provision of Type II, Type III or Type IV Service, the extent provided hereunder, is deemed to be a telecommunications service.


5.   ADDITIONAL RESPONSIBILITIES OF COMPANY

     5.1 Company shall not discriminate against Customer, the Interconnection Facilities and/or the Customer Traffic in operating the Switching Facilities, the Switching Nodes and/or the Network and/or in transiting traffic through the Switching Facilities, the Switching Nodes and/or over the Network.

     5.2 Company shall be solely responsible for, and shall bear the entire cost of, interacting with the FCC and the State Commissions with respect to, securing such governmental licenses, permits and other approvals and authorizations as shall be necessary for the installation and operation of, and ensuring the ongoing compliance with all pertinent legal and regulatory requirements of, the Switching Facilities, the Switching Nodes and the Network.

     5.3 To the best of its ability and knowledge, Company shall act in a lawful, ethical and honest manner at all times in performing its obligations under this Agreement. Without limiting the



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                           TRAFFIC CARRIAGE AGREEMENT
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generality of the above, Company shall in performing its obligations under this
Agreement act in accordance with all laws, statutes and ordinances, all orders of courts of competent jurisdiction, and all rules, regulations, policies and orders of the FCC and pertinent State Commissions, to the extent such laws, statutes, ordinances, orders, policies, rules and regulations are applicable to the Services, the Switching Facilities, the Switching Nodes, the Network or Company's activities hereunder.

     5.4 At the reasonable request of Customer, Company shall no less frequently than monthly provide to Customer in electronic or paper form such usage data as Customer shall reasonably require to invoice its customers monthly for originating and terminating calls.

     5.5 During the Term and for one (1) year thereafter, Company shall not, without the prior written consent of Customer, solicit, induce, attempt to employ, or employ any officer or employee of Customer.

6.   ADDITIONAL RESPONSIBILITIES OF CUSTOMER
     ---------------------------------------

     6.1 Individuals and entities with respect to whose traffic Company provides the Services shall be customers of Customer (End Users) and not of Company, and Customer shall be solely responsible for dealing with End Users. Without limiting the generality of the above, Customer shall be responsible for contracting with End Users for the provision of service, ordering, modifying and terminating services for End Users, billing End Users and collecting amounts so billed, performing customer service functions for End Users, including responding to customer inquiries and complaints, reporting service outages and other troubles, and ensuring that End Users utilize the Services only for lawful purposes. Company shall not be required to deal directly with End Users. Notwithstanding the above, Customer shall promptly report to Company all complaints received from End Users which may have resulted from Company's provision of the Services.

     6.2 Customer shall be solely responsible for, and shall bear the entire cost of, interacting with the FCC and the State Commissions with respect to, securing such governmental licenses, permits and other approvals and authorizations as shall be necessary for the installation and operation of, and ensuring the ongoing compliance with all pertinent legal and regulatory requirements of, the Customer Traffic and the Interconnection Facilities.

     6.3 Customer shall not use, or allow the Services to be used, for any unlawful or fraudulent purpose or in a manner, which will interfere with the use of the Services, the Switching Facilities, the Switching Nodes or the Network by others.

     6.4 On the Effective Date, and thereafter on or before the last day of each calendar month during the Term, Customer shall provide Company with a written forecast of anticipated monthly level of Customer Traffic during the immediately following calendar month.

     6.5 During the Term and for one (1) year thereafter, Customer shall not, without the prior written consent of Company, solicit, induce, attempt to employ, or employ any officer or employee of Company.

     6.6 During the Term, Customer shall maintain all insurance and/or bonds required by law. Customer shall furnish Company with certificates of insurance on the Effective Date.


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                           TRAFFIC CARRIAGE AGREEMENT
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7.   RATES AND CHARGES

     7.1 Company shall charge Customer, and Customer shall pay to Company, the usage-sensitive, recurring and non-recurring rates and charges set forth on Schedule C, attached hereto and incorporated by reference herein, for the Services provided by Company to Customer. The rates and charges set forth on Schedule C are in lieu of any other tariffed or contractual discounts, special pricing or term/volume commitments.

     7.2 Company may add to charges assessed pursuant to Section 7.1 above, any duty, levy or tax imposed by any governmental authority with respect to the Services, excepting only taxes on or measured by the income of Company unless Customer provides Company with valid and appropriate tax exemption certificates for all applicable jurisdictions (federal, state and local). Customer shall be responsible for properly charging taxes to End Users and for the proper and timely reporting and payment of applicable taxes to the taxing authorities, and shall defend and indemnify Company from payment and reporting of all applicable federal, state and local taxes, including, but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. Customer shall not be excused from paying Company for the Services provided to Customer because all or a portion of such Services were fraudulently used.

     7.3 In computing usage-sensitive charges, usage of the Services shall be [***] usage increment for domestic termination.

     7.4 Company may pass through to Customer any amounts paid by it, directly or indirectly, to (i) governmental authorities, (ii) entities acting on behalf of governmental authorities, or (iii) local exchange carriers in conjunction with its provision of the Services, including, without limitation, access charges, regulatory fees, and assessments associated with universal service, number administration, number portability, and telecommunications relay service, as well as amounts it is required to pay to other entities as a result of federal or state regulatory mandates, including, without limitation, payphone service providers. Company reserves the right, upon written notice to Customer, to increase the rates and charges set forth on any Schedule, hereto, in a proportionate amount, in the event that the rates and charges paid by Company for the services and facilities used to provide the Services are increased.

     7.5 Immediately following the end of the Ramp-up Period set forth on Schedule A, hereto Customer shall be liable for the monthly minimum usage charge set forth on Schedule A (Minimum Monthly Commitment). In the event that Customer fails to satisfy the Minimum Monthly Commitment in a given month, Customer shall be billed in the amount of the Minimum Monthly Commitment rather than for its actual usage of the Services.

8.   PAYMENT TERMS

     8.1 Rates and charges for the Services shall be pre-paid on estimated weekly usage with a true-up at the end of the week. Usage sensitive charges can or shall be billed in arrears. Recurring charges shall be billed in advance. Nonrecurring charges shall be billed upon completion of the associated activity on a weekly basis.

          8.2 All charges shall be due and payable upon receipt of invoice bearing those


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                           TRAFFIC CARRIAGE AGREEMENT

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charges, unless otherwise specified (the Due Date). Payments shall be considered past due if not received by Company on or before the Due Date. A late payment charge not to exceed one and one-half percent (1.5%) of the past due balance may be applied by Company to any amount not paid by Customer on or before the Due Date. All payments shall be made by wire transfer:

               Direct to:                    Wells Fargo Bank N.A.

                                                     [***]

               Beneficiary Bank (BBF):       Wells Fargo Banks
                                             Scottsdale Airpark Office
                                             Cost Center Branch: CC 2410

               Beneficiary (BNF):            IPVoice.com, Inc.
                                             7585 East Redfield Road
                                             Suite 202
                                             Scottsdale, AZ 85260

                                                     [***]

                                                     [***]


     8.3 In the event that Customer in good faith disputes a charge, it shall so notify Company in writing, including in such notice an explanation and all available supporting documentation (the Notice). Company shall respond to the Notice within thirty (30) days of its receipt thereof and thereafter Company and Customer shall attempt in good faith to resolve the dispute. In the event that the Parties are unable to resolve the dispute, either Party may submit the matter to arbitration pursuant to Section 17, hereof, in which event, the dispute shall be resolved through binding arbitration. Customer shall pay all disputed amounts in accordance with Section 8.2, above, subject to resolution of the dispute. All invoices not disputed by Customer within thirty (30) days of Customer's receipt thereof shall be final and binding upon Customer.

9.   SECURITY
     --------

     9.1 In order to reasonably safeguard Company's interests, Customer shall provide Company on the Effective Date with a suitable deposit as a guarantee of payment of invoices for its use of the Services and the performance by Customer of its obligations hereunder (Security Deposit"). The initial Security Deposit shall be as set forth on Schedule A, hereto. The Security Deposit may be in the form of cash or such irrevocable commercial letter of credit, bond, or other instrument, or assurance as shall be reasonably acceptable to Company.

     9.2 Company may require an increase in the Security Deposit at anytime during the Term if (i) the amount of the Security Deposit is less than the aggregate amount Company has billed Customer for use of the Services during the immediately [***] preceding months, (ii) Customer fails to timely pay bills rendered by it on [***] occasions during any [***] period, or (iii) Company reasonably believes that due to Customers financial condition, additional security is required to safeguard its interests.

     9.3 Company may draw upon the Security Deposit at any time for payment of any overdue and undisputed charges or other overdue amounts owed to it by Customer. In the event that Company so


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draws upon the Security Deposit, Customer shall be required within five (5)
business days of written notice of such draw to replenish the amount drawn by Company. Upon termination or expiration of this Agreement, Company may draw upon the Security Deposit for payment of Customer's final bill or any other amounts then owed to it by Customer.

10.  TERMINATION/DEFAULT

     10.1 This Agreement may be terminated without liability to the terminating
Party: (i) at any time by mutual agreement of the Parties; (ii) by Company upon one (1) day written notice to Customer in the event that Customer fails to pay to Company any amount due Company by the Due Date, if such breach is not cured within the five (5) day notice period; (iii) by Company upon five (5) days written notice to Customer in the event that Customer fails, directly or indirectly, to satisfy its Minimum Monthly Commitment, if such breach is not cured within the five (5) day notice period; (iv) by Company upon written notice in the event that Customer fails to provide on the Effective Date, or increase or replenish within five (5) days following Company's request therefore, the Security Deposit; (v) by Company upon written notice to Customer in the event of a transfer of a controlling interest in Customer; (vi) by Company upon written notice to Customer pursuant to Section 4.2, hereof; (vii) by Customer upon thirty (30) days written notice to Company pursuant to Section 3.3, hereof, if Company has not remedied the deficiency within said thirty (30) day notice period; (viii) by Customer upon thirty (30) days written notice to Company in the event that Company increases the rates for the Services pursuant to the final clause of Section 7.4, hereof, by in excess of twenty five percent (25%);
(ix) by either Party upon written notice to the other Party pursuant to Section 11.2, hereof; (x) by the non-breaching Party upon thirty (30) days written notice to the breaching Party in the event of a material breach of this Agreement by the other Party, if such material breach is not cured within the thirty (30) day notice period; or (xi) immediately upon written notice by a Party upon institution by or against the other Party of any proceeding for relief under the Bankruptcy Code, or the appointment by a court of competent jurisdiction of a receiver of the other Party's property.

     10.2 In the event of a material breach by the Customer under this Agreement, the Company, in addition to having the right to terminate this Agreement without liability, may pursue such other remedies as may be available to it at law or in equity. In the event of a material breach by Customer of this Agreement, including, but not limited to, failure by Customer to timely pay any amount due to Company, Company may immediately, at its sole discretion and without liability to Customer, also (i) suspend the provision of the Services to Customer; (ii) withhold from Customer delivery of billing records; and (iii) draw upon the Security Deposit.

     10.3 Neither termination nor expiration of this Agreement shall relieve a Party of liabilities previously accrued hereunder.

11.  LIMITATIONS ON LIABILITY

     11.1 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTY, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY CONCERNING THE FACILITIES AND SERVICES PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

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     11.2 THERE SHALL BE NO LIABILITY FOR DAMAGES, COSTS OR CLAIMS ARISING FROM
ANY EVENT THAT PREVENTS A PARTY FROM PERFORMING ITS OBLIGATIONS UNDER THIS AGREEMENT IF THAT EVENT IS BEYOND THE REASONABLE CONTROL AND WITHOUT THE FAULT OR NEGLIGENCE OF THE PARTY. WITHOUT DIMINISHING THE GENERALITY OF THE ABOVE, NEITHER PARTY SHALL BE LIABLE FOR ANY DAMAGES, COSTS OR CLAIMS ARISING FROM SERVICES, FACILITIES OR EQUIPMENT NOT FURNISHED BY IT. ANY EVENT BEYOND THE REASONABLE CONTROL AND WITHOUT THE FAULT OR NEGLIGENCE OF A PARTY SHALL CONSTITUTE AN EXCUSABLE DELAY; PROVIDED, HOWEVER, THAT THE AFFECTED PARTY SHALL PROMPTLY NOTIFY THE OTHER PARTY OF THE NATURE OF SUCH DELAY AND ITS ESTIMATED DURATION. IN SUCH EVENT, THE PERFORMANCE OBLIGATIONS OF THE AFFECTED PARTY SHALL BE EXTENDED FOR A PERIOD OF TIME EQUAL TO THE DURATION OF THE DELAY. IN THE EVENT A DELAY CONTINUES FOR MORE THAN SIXTY (60) DAYS AND SUCH DELAY HAS A MATERIAL ADVERSE IMPACT ON THE OTHER PARTY, SAID OTHER PARTY MAY, AT ITS OPTION, TERMINATE THIS AGREEMENT WITHOUT FURTHER LIABILITY BY WRITTEN NOTICE TO THE AFFECTED PARTY.

     11.3 IN NO EVENT SHALL A PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING PROFITS) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT.

     11.4 In the event of a full or partial service outage of the Network (Service Outage), Company shall provide Customer with a credit equal to [***]; provided, however, that a Credit shall not be due in conjunction with Service Outages (i) caused by equipment, facilities, or services provided by Customer;
(ii) caused by scheduled maintenance or repair activities; or (iii) outage caused by other offnet carriers. A Service Outage shall commence when the Network ceases operation in whole or part and shall end when the Network resumes full operation.

     11.5 Except as expressly provided otherwise in this Section 10, each of Company and Customer shall be liable to the other Party for any failure to fully perform its obligations hereunder.


12.  INDEMNIFICATION

     12.1 Customer hereby agrees to defend, indemnify, and hold harmless Company and Company's parents, employees, officers, managers, agents, affiliates and subsidiaries from all claims and liabilities, including costs and expenses and reasonable attorney's fees attributed to, arising out of or resulting from (i) a material breach of this Agreement by Customer, including, but not limited to, a failure of any Customer representation or warranty to be true and correct in any material respect, or the negligence or willful misconduct of Customer or Customer's parents, employees, officers, managers, agents, affiliates or subsidiaries; (ii) the sale, use, adequacy, and availability of the services provided by Customer to End Users; (iii) allegations of libel, slander, infringement or copyright arising from or out of material transmitted by Customer or End Users using the Services; (iv) allegations of infringement of


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patents arising from use in connection with the Services, of apparatus and systems of Customer or End Users; and/or (v) allegations of trademark infringement and/or unfair competition arising from or associated with use of the Services by Customer or End Users.

13.  PROPRIETARY INFORMATION\CONFIDENTIALITY

     13.1 Each Party acknowledges that during the Term the other Party (the "Proprietary Party") may disclose to it, or it may receive in performing its obligations under this Agreement, information which is considered proprietary, confidential and/or competitively-sensitive by the Proprietary Party ("Proprietary Information") and agrees to take all reasonable and necessary steps to preserve the confidentiality of all Proprietary Information, whether communicated by the Proprietary Party, or received, in writing, electronically, orally or otherwise. Proprietary Information shall include information and data regarding or relating to present or future pricing, discount policies, marketing strategies, commission plans, business plans and projections, sales goals, profit margins, financial data, markets and suppliers, legal and regulatory data, prospective and/or actual regulatory strategies, technical information, techniques, new ideas, inventions, developments, names/addresses/telephone numbers of Subscribers, credit histories and trade names of End Users, rates of attrition, and such other confidential engineering, technical, financial, business, marketing, promotional and sales data as a Disclosing Party shall designate as "proprietary," either in writing or orally, all of which are hereby identified and acknowledged to be Proprietary Information. Proprietary Information shall also include information and data Company obtains by virtue of its provision of the Services to Customer. This Agreement and its contents shall also be deemed to be Proprietary Information of both Parties.

     13.2 The receiving Party shall use at least the same degree of care and discretion it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Proprietary Information, including, but not limited to taking steps to: (i) advise all receiving Party employees with access to the Proprietary Information of the obligation to protect the Proprietary Information; and (ii) restrict disclosure of the Proprietary Information solely to its employees with a need to know and not disclose such Proprietary Information to any other parties. The Proprietary Information shall neither be used, nor allowed to be used, by the receiving Party for any purpose other than to facilitate the performance by the receiving Party of its obligations hereunder nor shall the Proprietary Information be disclosed to any third party without the Proprietary Party's prior written consent.

     13.3 This Section 13 shall not apply to (i) information which at the time of disclosure was generally available to the public; (ii) information which subsequent to its disclosure by the Proprietary Party to the receiving Party, is published or otherwise becomes available to the public through any means other than an act or omission of the receiving Party; (iii) information which was previously known to the receiving Party free of any obligation to keep it confidential or which is subsequently developed in good faith by the receiving Party; and (iv) information rightfully acquired in good faith from a third party on a non-confidential basis without breach of an agreement to maintain said information in confidence. A receiving Party may disclose Proprietary Information (i) if required to do so by law; or (ii) if ordered to do so by a court or other governmental authority of competent jurisdiction; provided, however, that a receiving Party shall provide the Proprietary Party prior written notice of any such disclosure and exercise its best efforts, consistent with sound business practice, to both afford the Proprietary Party an opportunity to contest the disclosure and to limit the extent of the disclosure to the maximum extent practicable.

                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
-------------------------------------------------------------------------------


     13.4 Proprietary Information disclosed to a Party is and shall remain the property of the Proprietary Party. By disclosing Proprietary Information, the Proprietary Party does not relinquish any of its proprietary rights and interests therein and hereby specifically reserves all such proprietary rights and interests to said Proprietary Information. A Party shall return (or, with the consent of the Proprietary Party, which shall not be unreasonably withheld, destroy) all Proprietary Information and all copies thereof, including, without limitation, written and electronic copies, as well as all summaries, notes or other documents, materials or things containing Proprietary Information, to the Proprietary Party promptly upon the reasonable written request of the Proprietary Party and upon termination of this Agreement.

     13.5 The obligations set forth in this Section 13 shall survive any termination of this Agreement.

14.  RELATIONSHIP OF PARTIES

     14.1 This Agreement constitutes each Party as an independent contractor and not as a general or special agent or representative of the other Party. Neither does this Agreement create a partnership or joint venture nor confer on a Party status, power, or authority other than to the extent expressly provided herein. Neither Party shall have any rights by virtue of this Agreement in any other business ventures of the other Party or any revenues, profits or losses derived there from.

15.  INTELLECTUAL PROPERTY

     15.1 Each Party retains the right, title and interest of the other Party in and to its name, service marks, trademarks and copyrights (Trademarks) and acknowledges that the other Party's Trademarks and the registrations thereof are good, valid and enforceable in law and equity. Each Party agrees not to engage in any activities, directly or indirectly, which may contest, dispute or otherwise impair the right, title and interest of the other Party in and to its Trademarks. Neither Party shall acquire or claim any right, title or interest in or to the other Party's Trademarks through the performance of its or the other Party's obligations under this Agreement.

16.  ARBITRATION

     16.1 Arbitrations under this Agreement shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in Maricopa County, Arizona. The decision of the arbitrator shall be final and binding upon the parties. Judgment upon the arbitration award may be entered in any court having jurisdiction. In rendering any decision or making findings of fact the arbitrator shall apply the express intentions of the parties set forth in this Agreement and the laws of the State of Arizona, including, without limitation, any applicable statutes, regulations and binding judicial decisions, as such would be applied by the courts of the State of Arizona and the United States District Court for the State of Arizona.

                                       12
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
                           TRAFFIC CARRIAGE AGREEMENT
--------------------------------------------------------------------------------

17.  MISCELLANEOUS

     17.1 ASSIGNMENT. This Agreement may not be assigned by a Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, and any attempted assignment without such consent shall be void; provided, however, that Company may, without Customers consent, assign its right to receive payment hereunder and the assignee shall thereafter have the rights, powers and remedies of the Company; provided further that Customer shall be deemed to consent to any assignment of this Agreement by Company to an Affiliate so long as that assignment is undertaken in good faith.

     17.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, APPLICABLE TO AGREEMENTS MADE AND TO BE ENTIRELY PERFORMED WITHIN THE STATE OF ARIZONA, WITHOUT REGARD TO ITS PRINCIPLES OF CHOICE OF LAW. THE PARTIES AGREE THAT ANY ACTION TO ENFORCE OR INTERPRET THE TERMS OF THIS AGREEMENT SHALL BE INSTITUTED AND MAINTAINED ONLY IN THE FEDERAL DISTRICT COURT FOR THE STATE OF ARIZONA, OR IF JURISDICTION IS NOT AVAILABLE IN FEDERAL COURT, THEN A STATE COURT LOCATED IN MARICOPA COUNTY, ARIZONA. CUSTOMER HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY RIGHT TO OBJECT TO SUCH JURISDICTION AND VENUE.

     17.3 NOTICES. All notices, demands, requests, solicitations of consent or approval, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when received by hand delivery, telecopy (followed by notice transmitted, postage prepaid, by U.S. registered or certified mail, return receipt requested), or overnight delivery service, with acknowledged receipt, addressed to the other Party at the addresses listed below for that Party, or to such other addresses which such Party shall have given for such purpose by notice hereunder.

IF TO CUSTOMER:                    WITH A COPY TO (shall not constitute Notice):
telic.net                              N/A
226 East 54th Street
NY, NY 10022
Facsimile: 212.758.7465
Attn: Eric Hernaez

IF TO COMPANY:                     WITH A COPY TO (shall not constitute Notice):

IPVoice.com, Inc.                  Jennings, Strouss & Salmon
7585 East Redfield Road,           One Renaissance Square
     Suite 202                     Two North Central Avenue, Suite 1600
Scottsdale, Arizona 85260          Phoenix, AZ 85004
Facsimile: 480-948-1218            Facsimile: 602-495-2647
Attn: Barbara S. Will,             Attn: I. Douglas Dunipace
     President, COO

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
                           TRAFFIC CARRIAGE AGREEMENT
-------------------------------------------------------------------------------

     17.4 AMENDMENT AND WAIVER. Unless otherwise provided herein, this Agreement may be amended only by an instrument in writing duly executed by the Parties. Any waiver by any Party of any breach of, or failure to, comply with any provision of this Agreement by the other Party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other provision hereof.

     17.5 THIRD PARTIES. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, and their respective assigns (as permitted hereunder), heirs, successors and legal representatives. It is not the intent of the Parties that there be any third party beneficiaries of this Agreement, and this Agreement is exclusively for the benefit of the Parties hereto or their respective assigns.

     17.8 SURVIVAL. The covenants and agreements contained in this Agreement with respect to payment of amounts due, confidentiality, indemnification and non-solicitation shall survive termination and expiration of this Agreement. The rights and obligations under this Agreement shall survive any merger or sale of a Party and shall be binding upon the successors and permitted assigns of each Party.

           IN WITNESS WHEREOF, the Parties have caused this TRAFFIC CARRIAGE AGREEMENT to be executed as of the day and year first above written.



                                        COMPANY

                                        IP VOICE.COM, INC.

                                        By:   /s/ Barbara S. Will
                                              ---------------------------
                                        Name: Barbara S. Will, President


                                        CUSTOMER

                                        TELIC, COMMUNICATIONS, INC.

                                        By:   /s/ Eric M. Hernaez
                                              ---------------------------
                                        Eric M. Hernaez, President





                                       14

                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
--------------------------------------------------------------------------------

                                   SCHEDULE A

                              Terms and Conditions
--------------------------------------------------------------------------------

Interconnection Type of service requirements      Type III

Pricing plan for service Options in combination
of Tier 1, 2, 3, 4                                Tier 2 (Alliance Partner
                                                  concessions granted)

Term:                                             Initial:       [***]
                                                  Renewal:       [***]
                                                  Number of
                                                  Renewal Terms: [***]

MultiCom
License of Software:                                  Yes     X  No
                                                  ---        ---
Ramp-up Period:                                   [***]

Payment Terms:                                    Pre-Paid

Initial Security Deposit:                         [***]
                                                  (Can be increased at
                                                  Company's sole discretion as
                                                  usage grows)

--------------------------------------------------------------------------------

Detailed description of Type of Service:

Type I:

Type II:

Type III: Hardware cross-connect, traffic transport & termination.

Type IV:

                                       15
                                  Confidential


--------------------------------------------------------------------------------

                           TRAFFIC CARRIAGE AGREEMENT

--------------------------------------------------------------------------------

                                  SCHEDULE B-1

                                    Company

                    Switching Facilities and Switching Nodes

--------------------------------------------------------------------------------

Switching Facilities:

     Location                           Service Area
     All Company On-net Markets         NPA\NXX list provided

     Atlanta
     Chicago
     Dallas
     Los Angeles
     Miami
     New York
     Phoenix
     London

Switching Nodes:

     Service Area
     All Company On-net Markets         NPA\NXX list provided

Lata   Service Area          Area Codes              Lata   Service Area             Area Codes
----   ------------          ----------              ----   ------------             -------------------
128    E. Mass               617, 781                132    New York Metro           914, 212, 516, 718,
133    Poukeepsi, NY         914, 845                                                347, 646, 917, 315
140    Buffalo, NY           716                     222    Delaware Valley, NJ      908
224    North Jersey          732, 201, 908           226    Capital, PA              717, 814
228    Philadelphia, PA      215, 610, 484, 267      234    Pittsburgh, PA           412, 724, 878
236    Washington, DC        202                     238    Baltimore, MD            443, 410
224    Roanoke, VA           540                     250    Lynchburg, VA            804
254    Charleston, WV        304                     320    Cleveland, OH            216, 440
325    Akron, OH             330, 234                328    Dayton, OH               937
334    Auburn, IN            219                     336    Indianapolis, IN         317
340    Detroit, MI           810, 248, 734, 313      346    Lansing, MI              517
348    Grand Rapids, MI      616, 231                356    SE/Milwaukee, WI         262, 414
358    Chicago, IL           312, 630, 773           362    Cairo, IL                618
420    Asheville, NC         828                     422    Charlotte, NC            704, 980
424    Greensboro, NC        336                     426    Raleigh, NC              919
428    Wilmington, NC        910                     430    Greenville, SC           864
432    Florence, SC          843                     436    Charleston, SC           843
438    Atlanta, GA           770, 706, 678, 404      440    Savannah, GA             912


                                       16
                                  Confidential


--------------------------------------------------------------------------------

                           TRAFFIC CARRIAGE AGREEMENT
________________________________________________________________________________

Lata   Service Area        Area Codes   Lata   Service Area        Area Codes
----   ------------        ----------   ----   ------------        ----------
442    Augusta, GA         912, 706     444    Albany, GA          912
446    Macon, GA           912          448    Pensacola, FL       850
450    Panama City, FL     850          452    Jacksonville, FL    904
454    Gainesville, FL     813, 352     456    Daytona Beach, FL   407, 904
458    Orlando, FL         407, 321     460    Miami, FL           954, 305
462    Louisville, KY      502          464    Owensboro, KY       270
466    Winchester, KY      859          468    Memphis, TN         901
470    Nashville, TN       615          472    Chattanooga, TN     423
474    Knoxville, TN       865          476    Birmingham, AL      205
477    Huntsville, AL      256          480    Mobile, AL          334
490    New Orleans, LA     504          520    St. Louis, MO       314
521    Westphalia, MO      573          524    Kansas City, MO     816
552    Dallas, TX          214, 817     560    Houston, TX         713, 281, 832
628    Minneapolis, MN     612, 651,    730    Los Angeles, CA     213, 323, 909
                           763, 952
732    San Diego, CA       858          920    Connecticut, CT     203, 860, 475, 959
922    Cincinnati, OH      513          939    Fort Myers, FL      941
949    Fayetteville, NC    910          951    Rocky Mount, NC     252
952    Tampa, FL           813          953    Tallahassee, FL     904, 850
956    Bristol, TN         423          978    Olney, IL           618


                                       17
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT

-------------------------------------------------------------------------------


                                  SCHEDULE B-2
                                    Customer
                    Switching Facilities and Switching Nodes

--------------------------------------------------------------------------------

Switching Facilities:

               Location                                Service Area
               All Company On-net Markets              NPA\NXX list provided









Switching Nodes:

               Location                                Service Area
               All Company On-net Markets              NPA\NXX list provided




                                       18
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT

-------------------------------------------------------------------------------

                                   SCHEDULE C

                               RATES AND CHARGES

-------------------------------------------------------------------------------


Usage Sensitive Charges                     (see Schedule D for On Net LATAs)


          ON NET TERMINATION PRICING
          --------------------------

          0 - 150,000 minutes                [***]     per minute on net

          151,000 - 200,000 minutes          [***]     per minute on net
                                             Tier 5

          200,001 - 1,000,000 minutes        [***]     per minute on net
                                             Tier 4

          1,000,001 - 3,000,000 minutes      [***]     per minute on net
                                             Tier 3

          3,000,001 - 5,000,000 minutes      [***]     per minute on net
                                             Tier 2

          5,000,001 + minutes                [***]     per minute on net
                                             Tier 1


OFF NET TERMINATION PRICING
---------------------------

          All Off Net LATAs                  [***]     per minute off net





                                       19
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
--------------------------------------------------------------------------------

                                   SCHEDULE C

                         Rates and Charges (continued)

Toll Free 800 Origination (including termination)           [***]

(1) CALLS TERMINATING IN THE FOLLOWING CITIES HAVE THE FOLLOWING SURCHARGES (COMPANY AGREES TO WAIVE CHARGES SHOULD THE CHARGES BE WAIVED TO COMPANY BY COMPANY'S SUPPLIERS):


Metro New York City (does not include New Jersey) --     Day -- [***]
                                                         Evening -- [***]
                                                         Night/Weekend -- [***]


Metro Chicago --                                         [***]

San Diego --                                             Day -- [***]
                                                         Evening -- [***]
                                                         Night/Weekend -- [***]

Columbus, OH --                                          [***]

DOMESTIC GATEWAYS AND EQUIPMENT                                $0

INTERNATIONAL GATEWAYS AND EQUIPMENT                           $0

MULTICOM MONTHLY FEES                                          $0

RECURRING MONTHLY CHARGES                                      TO BE DETERMINED

NON-RECURRING CHARGES                                          TO BE DETERMINED

PER MINUTE BILLING INCREMENTS

     Initial minute                                            [***]

     Subsequent Minutes                                        [***]



                                       20
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT

--------------------------------------------------------------------------------

                                   SCHEDULE D

                     IPVC On-Net LATA LIST WITH AREA CODES

--------------------------------------------------------------------------------

                     On Net Pricing     [***]

                     All Others         [***]

On Net Lata                             Area Codes               Route
--------------------------------------------------------------------------------
132 NEW YORK METRO NEW YORK             914, 212, 516            MIA
133 POUGHKEEPSIE NEW YORK               914                      MIA
134 ALBANY NEW YORK                     315                      MIA
136 SYRACUSE NEW YORK                   315                      MIA
138 BINGHAMTON NEW YORK                 716                      MIA
140 BUFFALO NEW YORK                    716                      MIA
224 NORTH JERSEY NEW JERSEY             732, 201, 908            MIA
226 CAPITAL PENNSYLVANIA                717, 814                 MIA
228 PHILADELPHIA PENNSYLVANIA           215, 610                 MIA
230 ALTOONA PENNSYLVANIA                814                      MIA
234 PITTSBURG PENNSYLVANIA              234                      MIA
236 WASHINGTON DC                       703                      MIA
238 BALTIMORE MARYLAND                  443                      MIA
248 RICHMOND VIRGINIA                   804                      MIA
252 NORFOLK VIRGINIA                    757                      MIA
320 CLEVELAND OHIO                      216                      MIA
324 COLUMBUS OHIO                       614                      MIA
336 INDIANAPOLIS INDIANA                317                      MIA
340 DETROIT MICHIGAN                    810, 248, 734            MIA
348 GRAND RAPIDS MICHIGAN               616, 231                 MIA
358 CHICAGO ILLINOIS                    312                      CHI
422 CHARLOTTE NORTH CAROLINA            704                      MIA
424 GREENSBORO NORTH CAROLINA           336                      MIA
426 RALEIGH NORTH CAROLINA              919                      MIA
438 ATLANTA GEORGIA                     404, 770, 706, 678       ATL

                                       21
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
--------------------------------------------------------------------------------

   440 SAVANNAH GEORGIA                    912                           MIA
   442 AUGUSTA GEORGIA                     912                           MIA
   444 ALBANY GEORGIA                      912                           MIA
   446 MACON GEORGIA                       912                           MIA
   452 JACKSONVILLE FLORIDA                904                           MIA
   454 GAINESVILLE FLORIDA                 813                           MIA
   456 DAYTONA BEACH FLORIDA               407, 904                      MIA
   458 ORLANDO FLORIDA                     407                           MIA
   460 SOUTHEAST FLORIDA                   954, 305                      MIA
   468 MEMPHIS TENNESSEE                   901                           MIA
   470 NASHVILLE TENNESSEE                 615                           MIA
   490 NEW ORLEANS LOUISIANA               504                           MIA
   520 ST LOUIS MISSOURI                   314                           MIA
   524 KANSAS CITY MISSOURI                816                           MIA
   552 DALLAS TEXAS                        214, 817                      DAL
   558 AUSTIN TEXAS                        512                           MIA
   560 HOUSTON TEXAS                       713                           MIA
   566 SAN ANTONIO TEXAS                   210                           MIA
   628 MINNEAPOLIS MINNESOTA               612, 651                      MIA
   656 DENVER COLORADO                     303                           MIA
   660 UTAH                                801                           MIA
   664 NEW MEXICO                          505                           MIA
   666 PHOENIX ARIZONA                     602, 480, 623                 PHX
   672 PORTLAND OREGON                     503                           MIA
   674 SEATTLE WASHINGTON                  206                           MIA
   721 PAHRUMP NEVADA                      702                           MIA
   722 SAN FRANCISCO CALIFORNIA            415, 650                      MIA
   730 LOS ANGELES CALIFORNIA              213, 323, 606, 909            MIA
   732 SAN DIEGO CALIFORNIA                858                           MIA
   734 BAKERSFIELD CALIFORNIA              606                           MIA
   736 MONTEREY CALIFORNIA                 408                           MIA
   738 STOCKTON CALIFORNIA                 408                           MIA
   920 CONNECTICUT                         203, 860                      MIA
   922 CINCINNATI OHIO                     513                           MIA
   924 ERIE PENNSYLVANIA                   814                           MIA
   928 CHARLOTTESVILLE VIRGINIA            804                           MIA

                                       22
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
--------------------------------------------------------------------------------

952 TAMPA FLORIDA                  813                 MIA
953 TALLAHASSEE FLORIDA            904                 MIA
974 ROCHESTER NEW YORK             315, 716            MIA

  IPVC.com is not responsible for any errors and/or charges incurred based on this LATA list.
                       Calls billed in [***] increments.


                                       23
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
_______________________________________________________________________________

                               IPVOICE.COM, INC.

CONSUMER CREDIT APPLICATION

          Name:____________________________________________
          Address:_________________________________________
          City, State & Zip________________________________

          Type of Business:________________________________
          Circle One:
            C-Corporation   S-Corporation Partnership  LLC  Sole Proprietorship

          Date Established:________________________________
          Employer Identification Number:__________________

          Contact Person & Title:__________________________
          Phone:_____________________ Fax:_________________
          Email:____________________________


     BANK INFORMATION

          Name:____________________________________________
          Contact Person:__________________________________

          Branch Location:_________________________________
          Phone:______________________ Fax:________________
          Account Number:__________________________________


     TRADE REFERENCES

          Name:____________________________________________
          Contact Person:__________________________________
          Account Number:__________________________________
               Phone:___________________ Fax:______________________


          Name:____________________________________________
          Contact Person:__________________________________
          Account Number:__________________________________
               Phone:___________________ Fax:______________________


          Name:____________________________________________
          Contact Person:__________________________________
          Account Number:__________________________________
               Phone:___________________ Fax:______________________



                                IPVOICE.COM,INC.

                                       24
                                  Confidential

                           TRAFFIC CARRIAGE AGREEMENT
--------------------------------------------------------------------------------

     CONSUMER CREDIT APPLICATION (CONTINUED)

     We are providing the above information for the purpose of obtaining credit and do hereby warranty that it is true. We hereby authorize the references listed above to release financial information, including bank account information, and credit reports to IPVoice.com, Inc.

     -------------------------------                      ----------------------
               Signature                                           Title


     -------------------------------                      ----------------------
              Printed Name                                         Date

     Please return completed form to:   IPVoice.com, Inc. -- Account Manager
                                        7585 East Redfield Road, Suite 202
                                        Scottsdale, AZ 85260



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                                  Confidential